Offerings - Offering: 1	Nov. 04, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 26,700,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 2,322.90
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,191,186 Shares (approximately 25.0% of the net assets of the FT Vest Total Return Income Fund: Series B3 as of October 30, 2026) based on a net asset value per Share as of close of business on October 30, 2026 of $22.34.